UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – April 18, 2006

The First of Long Island Corporation
(Exact Name of Registrant as Specified in Charter)

New York	0-12220	11-2672906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glen Head Road, Glen Head, New York	11545

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code – (516) 671-4900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        |_|     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_|     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_|     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_|     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

        Adoption of The First of Long Island Corporation 2006 Stock Compensation Plan was approved by the Corporation’s Stockholders at the Annual Meeting of Stockholders held on April 18, 2006.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 The First of Long Island Corporation 2006 Stock Compensation Plan

The First of Long Island Corporation 2006 Stock Compensation Plan, filed on March 16, 2006 as Appendix A to the Corporation’s Proxy Statement for its Annual Meeting of Stockholders held April 18, 2006, is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 24, 2006	The First of Long Island Corporation (Registrant) By: /s/ Mark D. Curtis Mark D. Curtis Senior Vice President & Treasurer (principal accounting & financial officer)